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                                  EXHIBIT 21.1


                       FIRST INDUSTRIAL REALTY TRUST, INC.
                         SUBSIDIARIES OF THE REGISTRANT

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
                                                          STATE OF
                                                          INCORPORATION
NAME                                                      FORMATION              REGISTERED NAMES IN FOREIGN JURISDICTIONS
------------------------------------------------          -------------          -------------------------------------------------
First Industrial, L.P.                                    Delaware               First Industrial (Alabama), Limited Partnership
                                                                                 First Industrial (Michigan), Limited Partnership
                                                                                 First Industrial (Minnesota), Limited Partnership
                                                                                 First Industrial (Tennessee), L.P.
                                                                                 First Industrial Limited Partnership

First Industrial Finance Corporation                      Maryland               N/A

First Industrial Financing Partnership, L.P.              Delaware               First Industrial Financing Partnership, Limited
                                                                                   Partnership
                                                                                 First Industrial Financing Partnership (Alabama),
                                                                                   Limited Partnership
                                                                                 First Industrial Financing Partnership (Minnesota),
                                                                                   Limited Partnership
                                                                                 First Industrial Financing Partnership (Wisconsin),
                                                                                   Limited Partnership

First Industrial Management Corporation                   Maryland               N/A

First Industrial Enterprises of Michigan, Inc.            Michigan               N/A
   (Formerly Damone/Andrew Enterprises, Inc.)

First Industrial Group of Michigan, Inc.                  Michigan               N/A
   (Formerly Damone/Andrew Enterprises, Inc.)

First Industrial of Michigan, Inc. (Formerly              Michigan               N/A
   Damone/Andrew Incorporated)

First Industrial Associates of Michigan, Inc.             Michigan               N/A
   (Formerly Damone/Andrew Associates, Inc.)

First Industrial Construction Company of                  Michigan               N/A
   Michigan, Inc. (Formerly Damone/Andrew
   Construction Company)

FR Acquisitions, Inc.                                     Maryland               FIR Acquisitions, Inc.

First Industrial Pennsylvania Corporation                 Maryland               N/A

First Industrial Pennsylvania, L.P.                       Delaware               N/A

First Industrial Harrisburg Corporation                   Maryland               N/A

First Industrial Harrisburg, L.P.                         Delaware               N/A

First Industrial Securities Corporation                   Maryland               N/A

First Industrial Securities, L.P.                         Delaware               First Industrial Securities, Limited Partnership

First Industrial Mortgage Corporation                     Maryland               N/A

First Industrial Mortgage Partnership, L.P.               Delaware               First Industrial MP, L.P.
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
First Industrial Indianapolis Corporation                 Maryland               N/A

First Industrial Indianapolis, L.P.                       Delaware               N/A

FI Development Services Corporation                       Maryland               N/A
(Formerly First Industrial Development
Services, Inc.)

First Industrial Development Services, L.P.               Delaware               N/A
(Formerly First Industrial Development
Services Group, L.P.)

FI Development Services Group, L.P.                       Delaware               N/A

FR Development Services, L.L.C.                           Delaware               N/A

FR Development Services, Inc.                             Maryland               N/A
(Formerly First Industrial Development
Services Group, L.P.)

FR Brokerage Services, Inc.                               Maryland               N/A
(Formerly First Industrial Colorado, Inc.)

FR Management Services, Inc.                              Maryland               N/A
(Formerly Pacifica Commercial Brokerage Group, Inc.)

First Industrial Florida Finance Corporation              Maryland               N/A

TK-SV, Ltd.                                               Florida                N/A

First Industrial Telecommunications, L.L.C.               Delaware               N/A
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